UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 31, 2007

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21001 Van Born Road, Taylor, Michigan	48180

(Address of Principal Executive Offices)	(Zip Code)
(313) 274-7400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 31, 2007, Masco Corporation held a conference call and simultaneous webcast to discuss financial results for the second quarter ending June 30, 2007. A copy of the transcript from the conference call and webcast is furnished herewith as Exhibit 99 and is incorporated herein by reference. Please note that the transcript was prepared by a third-party service provider and may contain typographical or other errors or omissions. The press release dated July 31, 2007 reporting the Company’s financial results for the second quarter of 2007 and certain other information and supplemental information prepared for use in connection with such financial results were included in a Form 8-K filed with the SEC on July 31, 2007.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99 Transcript of July 31, 2007 conference call and simultaneous webcast regarding financial results for the second quarter ending June 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs

Name: John G. Sznewajs Title: Vice President, Treasurer and Chief Financial Officer
August 3, 2007

EXHIBIT INDEX
99   Transcript of July 31, 2007 conference and simultaneous webcast regarding financial results for the second quarter ending June 30, 2007.